SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 15, 2004

GMAC EDUCATION LOAN FUNDING TRUST-I

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760	51-6535786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company, Rodney Square North,
 1100 N. Market St., Wilmington, DE  19890-0001

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (203) 975-6112

None

 (Former name or former address, if change since last report)

GMAC ELF LLC

(Exact name of co-registrant as specified in its charter)

Delaware	333-102760-01	22-3891807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1801 California Street, Suite 3900, Denver, CO  80202

(Address of Principal Executive Offices) (Zip Code)

Co-Registrant’s telephone number, including area code: (303) 293-8500

None

 (Former name or former address, if change since last report)

Item 5.  Other Events.

On April 15, 2004, GMAC Education Loan Funding Trust-I (the “Trust”) distributed the Noteholders’ Statement, attached to this report as Exhibit 99.1, to the trustee, Zions First National Bank, for distribution to Noteholders of record.  The Noteholders’ Statement reflects the Trust’s activities for the period ending March 31, 2004, including a statistical summary of the delinquency and default characteristics of the Trust’s student loan portfolio as of such date.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

24.1                         Power of attorney (1)

99.1                         March 31, 2004 Statement to Noteholders

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC EDUCATION LOAN FUNDING TRUST-I

By: GMAC ELF LLC, as attorney-in-fact of the Co-Registrant

Date: April 27, 2004	By:	/s/ Ronald W. Page
Ronald W. Page,
Vice President

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMAC ELF LLC

Date: April 27, 2004	By:	/s/ Ronald W. Page
Ronald W. Page,
Vice President

EXHIBIT INDEX

Exhibit No.	Description

24.1	Power of attorney (1)

99.1	March 31, 2004 Statement to Noteholders

(1)          Incorporated by reference to Exhibit 24.2 to the Co-Registrants Registration Statement on Form S-3, Registration No. 333-102760, filed January 28, 2003.